                                                               EXHIBIT (h)(1)(d)

                                 AMENDMENT NO. 8
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Equity Services Corporation ("AGESC"), a Delaware Corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor IV VUL, Form No. 04604.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

----------------------------------------------------------------------------------------------------------------
                                            SEPARATE ACCOUNTS
    FUNDS AVAILABLE UNDER                   UTILIZING SOME OR                 POLICIES/CONTRACTS FUNDED BY
        THE POLICIES                        ALL OF THE FUNDS                     THE SEPARATE ACCOUNTS
----------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund   American General Life Insurance   .    Platinum Investor I Flexible Premium
AIM V.I. Premier Equity Fund         Company Separate Account VL-R          Variable Life Insurance Policy
                                     Established: May 1, 1997               .    Policy Form No. 97600

                                                                       .    Platinum Investor II Flexible
                                                                            Premium Variable Life Insurance
                                                                            Policy
                                                                            .    Policy Form No. 97610

                                                                       .    Corporate America - Variable
                                                                            Flexible Premium Variable Life
                                                                            Insurance
                                                                            .    Policy Form No. 99301

                                                                       .    Platinum Investor Survivor Last
                                                                            Survivor Flexible Premium Variable
                                                                            Life Insurance Policy
                                                                            .    Policy Form No. 99206

                                                                       .    Platinum Investor Survivor II Last
                                                                            Survivor Flexible Premium Variable
                                                                            Life Insurance Policy
                                                                            .    Policy Form No. 01206

                                                                       .    Platinum Investor III Flexible
                                                                            Premium Variable Life Insurance
                                                                            Policy
                                                                            .    Policy Form No. 00600

                                                                       .    Platinum Investor FlexDirector
                                                                            Flexible Premium Variable Life
                                                                            Insurance Policy
                                                                            .    Policy Form No. 03601

                                                                       .    Platinum Investor IV Flexible
                                                                            Premium Variable Life Insurance
                                                                            Policy
                                                                            .    Policy Form No. 04604

AIM V.I. International Growth Fund                                     .    Legacy Plus Flexible Premium
                                                                            Variable Life Insurance Policy
                                                                            .    Policy Form No. 98615
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                     .    The One VUL Solution Flexible
AIM V.I. Government Securities Fund                                         Premium Variable Life Insurance
AIM V.I. High Yield Fund                                                    Policy
AIM V.I. International Growth Fund                                          .    Policy Form No. 99615

AIM V.I. International Growth Fund                                     .    Legacy Plus Flexible Premium Variable
                                                                            Life Insurance Policy
                                                                            .    Policy Form No. 99616

AIM V.I. International Growth Fund   American General Life Insurance   .    Platinum Investor Variable Annuity
AIM V.I. Premier Equity Fund         Company Separate Account D             .    Policy Form No. 98020
                                     Established: November 19, 1973

                                                                       .    Platinum Investor Immediate Variable
                                                                            Annuity
                                                                            .    Policy Form No. 03017
----------------------------------------------------------------------------------------------------------------

Effective Date: January 1, 2005

                                           AIM VARIABLE INSURANCE FUNDS


Attest:                                    By:
        --------------------------------       ---------------------------------

Name:                                      Name:
      ----------------------------------         -------------------------------

Title:                                     Title:
       ---------------------------------          ------------------------------

(SEAL)


                                           AIM DISTRIBUTORS, INC.


Attest:                                    By:
        --------------------------------       ---------------------------------

Name:                                      Name:
      ----------------------------------         -------------------------------

Title:                                     Title:
       ---------------------------------          ------------------------------

(SEAL)

                                           AMERICAN GENERAL LIFE INSURANCE
                                           COMPANY


Attest:                                    By:
        --------------------------------       ---------------------------------

Name:                                      Name:
      ----------------------------------         -------------------------------

Title:                                     Title:
       ---------------------------------          ------------------------------

(SEAL)


                                           AMERICAN GENERAL EQUITY SERVICES
                                           CORPORATION


Attest:                                    By:
        --------------------------------       ---------------------------------

Name:                                      Name:
      ----------------------------------         -------------------------------

Title:                                     Title:
       ---------------------------------          ------------------------------

(SEAL)